As filed with the Securities and Exchange Commission on September 11, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 11, 2003


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-18711              13-3437739
--------------------------------        -----------         ------------------
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)        Identification No.)


7 PENN PLAZA, SUITE 422, NEW YORK, NY                             10001
---------------------------------------                         ---------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:          (212) 563-1036
                                                            -----------------


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 11, 2003, the United States Bankruptcy Court for the Southern District of New York entered an order approving the motion of Actrade Financial Technologies Ltd. and one of its domestic subsidiaries (collectively, the "Company") under Section 363 of the U.S. Bankruptcy Code to allow the sale of certain intellectual property assets of the Company, including the Company's patent, patent applications and trademarks to The CIT Group/Commercial Services, Inc. for $200,000.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         Certain information contained in this press release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Actual results or events may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties due to the Company's pending litigation and ongoing internal evaluation and regulatory and law enforcement investigations, each as described in the Company's recent press releases, including the Company's December 12, 2002 and subsequent press releases. Other factors that may cause results or events to differ materially from those indicated by such forward-looking statements include, but are not limited to: uncertainties regarding the possibility of restatements of documents previously filed by the Company with the Securities and Exchange Commission (the "SEC"), including restatements of the Company's financial statements; uncertainties regarding the ability of the Company to finalize a pending settlement of the obligations of certain bankrupt customers of the Company and the Taiwanese parent corporation of certain of those customers, as well as the Company's claims under certain related surety bonds, all as more fully described in the Company's Current Reports on Form 8-K dated May 13, 2003 and June 24, 2002; additional facts found by the Company in connection with the issues that are the subject of an internal evaluation; uncertainties regarding the Company's Chapter 11 bankruptcy process; uncertainties regarding the Company's ability to collect on all its outstanding receivables; and those factors discussed in the Company's Form 10-Q for the quarter ending March 31, 2002, which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

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                                                                               3


         (c)     Exhibits.


                 Exhibit No.       Description
                 -----------       -----------

                 2.1 Asset Purchase Agreement, dated as of September 11, 2003, by and among the Company and The CIT Group/Commercial Services, Inc.


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                                                                               4


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACTRADE FINANCIAL TECHNOLOGIES LTD.



                                       By: /s/ John Fioretti
                                           ----------------------------------
                                           Name:  John Fioretti
                                           Title: Chief Restructuring Officer



Dated: September 11, 2003


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                                                                               5


                                  EXHIBIT INDEX


    Exhibit          Description
    -------          -----------

    2.1 Asset Purchase Agreement, dated as of September 11, 2003, by and among the Company and The CIT Group/Commercial Services, Inc.